BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries

Number: BC0726749

CERTIFICATE
OF
INCORPORATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that JAKE'S TRUCKING INTERNATIONAL B.C. INC. was incorporated under the Business Corporations Act on June 8, 2005 at 10:33 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On June 8, 2005

LIZ MUELLER
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Cover Sheet

JAKE'S TRUCKING INTERNATIONAL B.C. INC.
308 - 1917 WEST 4TH AVENUE
VANCOUVER BC V6J 1M7

Confirmation of Service

Form Filed:	Incorporation Application
Date and Time of Filing:	June 8, 2005 10:33 AM Pacific Time
Incorporation Effective Date:	The incorporation is to take effect at the time that this application is filed with the Registrar.
Recognition Date and Time:	Incorporated June 8, 2005 10:33 AM Pacific Time
Name of Company:	JAKE'S TRUCKING INTERNATIONAL B.C. INC.
Incorporation Number:	BC0726749

A federal Business Number has been assigned to this company as noted below. [IMPORTANT: KEEP THIS FOR YOUR COMPANY RECORDS]

Business Number: **837325471BC0001**

For assistance or additional information regarding the Business Number, contact Canada Revenue Agency at 1-800-959-5525 from 8:15 a.m. to 8:00 p.m., Monday through Friday, excluding statutory holidays.

This package contains:

- Certified Copy of the Incorporation Application
- Certified Copy of the Notice of Articles
- Certificate of Incorporation

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

Liz Mueller
LIZ MUELLER
June 8, 2005

This Notice of Articles was issued by the Registrar on: June 8, 2005 10:33 AM Pacific Time

Incorporation Number: **BC0726749**

Recognition Date and Time: Incorporated on June 8, 2005 10:33 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:
JAKE'S TRUCKING INTERNATIONAL B.C. INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
308 - 1917 WEST 4TH AVENUE
VANCOUVER BC V6J 1M7
CANADA

Delivery Address:
308 - 1917 WEST 4TH AVENUE
VANCOUVER BC V6J 1M7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
308 - 1917 WEST 4TH AVENUE
VANCOUVER BC V6J 1M7
CANADA

Delivery Address:
308 - 1917 WEST 4TH AVENUE
VANCOUVER BC V6J 1M7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Quesnel, Michael W

Mailing Address:	**Delivery Address:**
308 - 1917 WEST 4TH AVENUE VANCOUVER BC V6J 1M7 CANADA	308 - 1917 WEST 4TH AVENUE VANCOUVER BC V6J 1M7 CANADA

AUTHORIZED SHARE STRUCTURE

1.	100	Common Shares	With a Par Value of 1.00 Canadian Dollar(s) each Without Special Rights or Restrictions attached